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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934



                                  June 10, 1999
                        (Date of earliest event reported)


                     Peoples Heritage Financial Group, Inc.
             (Exact name of registrant as specified in its charter)


Maine                                       0-16947                               01-0437984
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(State or other jurisdiction         (Commission File Number)                 (IRS Employer
of incorporation)                                                            Identification No.)



P.O. Box 9540, One Portland Square, Portland, Maine                             04112-9540
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 (Address of principal executive offices)                                        (Zip Code)
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                                 (207) 761-8500
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              (Registrant's telephone number, including area code)


                                 Not Applicable
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              (Former name, former address and former fiscal year,
                         if changed since last report)
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ITEM 5.  OTHER EVENTS

         As previously reported by Peoples Heritage Financial Group, Inc. (the
"Company") in its Current Report on Form 8-K, filed on January 4, 1999, the
Company completed its acquisition of SIS Bancorp, Inc. ("SIS") on January 1,
1999. The acquisition was accounted for as a pooling of interests for accounting and financial reporting purposes. Included under Item 7 of this Form 8-K is financial information, including restated consolidated financial statements as of December 31, 1998 and 1997 and for the three years ended December 31, 1998, giving retroactive effect to the acquisition of SIS for all periods presented.
These consolidated financial statements will become, in all material respects, the historical financial statements of the Company.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (a)      Not applicable.

         (b)      Not applicable.

         (c)      The following exhibits are included with this Report:

                           Exhibit 23       Consent of KPMG LLP

                           Exhibit 27       Financial Data Schedule at December
                                            31, 1998 (electronic filing only)

                           Exhibit 99(a)    Financial information as of
                                            December 31, 1998 and 1997 and for
                                            each of the three years ended
                                            December 31, 1998.

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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                           PEOPLES HERITAGE FINANCIAL GROUP, INC.



                           By:   /s/ Peter J. Verrill
                               ----------------------
                               Name:  Peter J. Verrill
                               Title: Executive Vice President, Chief Operating
                                      Officer, Chief Financial Officer and
                                      Treasurer

Date:  June 10, 1999

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